UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               -------------------

                                 Date of Report
                        (Date of earliest event reported)
                                December 14, 2005

                            NTN Communications, Inc.
             (Exact name of Registrant as specified in its charter)

           Delaware                      001-11460             31-1103425
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
of Incorporation or Organization)                           Identification No.)

     5966 La Place Court
     Carlsbad, California                                         92008
(Address of Principal Executive Offices)                        (Zip Code)

                                 (760) 438-7400
                         (Registrant's telephone number,
                              including Area Code)

                               -------------------

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2005, Stanley B. Kinsey requested that the Board of Directors of the Company immediately commence a search for his successor as Chief Executive Officer of NTN Communications, Inc. Mr. Kinsey will remain as the Chief Executive Officer until a new or interim Chief Executive Officer is hired, in order to assist with a smooth transition, and will resign effective upon that event. Mr. Kinsey will be paid severance pursuant to Section 16 of his employment agreement with the Company dated June 28, 2005.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.02 Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

     99.1       Press release, dated December 20, 2005.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NTN COMMUNICATIONS, INC.



                                           By:____/s/Andy Wrobel_______________
                                                     Andy Wrobel
                                                Chief Financial Officer

Date: December 20, 2005

                                  EXHIBIT INDEX

          Exhibit No.    Document

          99.1           Press Release, dated December 20, 2005.